Exhibit 10.4

SUPPLEMENTAL CONFIRMATION

To:	Woodward, Inc. 1000 East Drake Road Fort Collins, Colorado 80525
From:	Goldman, Sachs & Co.
Subject:	Accelerated Stock Buyback
Ref. No:	SDB2502712937
Date:	June 2, 2015

The purpose of this Supplemental Confirmation is to confirm the terms and conditions of the Transaction entered into between Goldman, Sachs & Co. (“GS&Co.”) and Woodward, Inc. (“Counterparty”) (together, the “Contracting Parties”) on the Trade Date specified below.  This Supplemental Confirmation is a binding contract between GS&Co. and Counterparty as of the relevant Trade Date for the Transaction referenced below.

1.This Supplemental Confirmation supplements, forms part of, and is subject to the Master Confirmation dated as of June 2, 2015 (the “Master Confirmation”) between the Contracting Parties, as amended and supplemented from time to time.  All provisions contained in the Master Confirmation govern this Supplemental Confirmation except as expressly modified below.

2.The terms of the Transaction to which this Supplemental Confirmation relates are as follows:

Trade Date:	June 2, 2015
Forward Price Adjustment Amount:	USD [***]
Calculation Period Start Date:	June 3, 2015
Scheduled Termination Date:	[***]
Final Termination Date:	[***]
First Acceleration Date:	[***]
Prepayment Amount:	USD 125,000,000.00
Prepayment Date:	June 5, 2015
Initial Shares:

2,047,601 Shares;  provided that if, in connection with the Transaction, GS&Co. is unable to borrow or otherwise acquire a number of Shares equal to the Initial Shares for delivery to Counterparty on the Initial Share Delivery Date, the Initial Shares delivered on the Initial Share Delivery Date shall be reduced to such number of Shares that GS&Co. is able to so borrow or otherwise acquire.

Initial Share Delivery Date:	June 5, 2015
Ordinary Dividend Amount:	For any calendar quarter, USD 0.10.

[***] Confidential treatment has been requested for the bracketed portions.  The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Scheduled Ex-Dividend Dates:	August 13, 2015 and November 12, 2015.
Termination Price:	USD [***] per Share
Additional Relevant Days:	The five Exchange Business Days immediately following the Calculation Period.

3.Counterparty represents and warrants to GS&Co. that neither it nor any “affiliated purchaser” (as defined in Rule 10b-18 under the Exchange Act) has made any purchases of blocks pursuant to the proviso in Rule 10b-18(b)(4) under the Exchange Act during either (i) the four full calendar weeks immediately preceding the Trade Date or (ii) during the calendar week in which the Trade Date occurs.

4.This Supplemental Confirmation may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Supplemental Confirmation by signing and delivering one or more counterparts.

[***] Confidential treatment has been requested for the bracketed portions.  The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Counterparty hereby agrees (a) to check this Supplemental Confirmation carefully and immediately upon receipt so that errors or discrepancies can be promptly identified and rectified and (b) to confirm that the foregoing (in the exact form provided by GS&Co.) correctly sets forth the terms of the agreement between GS&Co. and Counterparty with respect to the Transaction to which this Supplemental Confirmation relates, by manually signing this Supplemental Confirmation or this page hereof as evidence of agreement to such terms and providing the other information requested herein and immediately returning an executed copy to Equity Derivatives Documentation Department, facsimile No. 212-428-1980/83.

Yours sincerely,

GOLDMAN, SACHS & CO.

By:	/s/ Eugene Parloff
Eugene Parloff
Vice President

Agreed and Accepted By:

Woodward, Inc.

By:	/s/ Robert F. Weber, Jr.
Name: Robert F. Weber, Jr.
Title: CFO & Treasurer

[***] Confidential treatment has been requested for the bracketed portions.  The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.